Fees Summary	Jan. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,351,526.00
Previously Paid Amount	0.00
Total Fee Amount	3,115.82
Total Offset Amount	0.00
Net Fee	$ 3,115.82